OAKMARK FUNDS

FIRST QUARTER REPORT | DECEMBER 31, 2014

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2015 First Quarter Report

TABLE OF CONTENTS

President's Letter	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	11
Portfolio Manager Commentary	12
Schedule of Investments	14
Oakmark Global Fund
Summary Information	18
Portfolio Manager Commentary	19
Schedule of Investments	21
Oakmark Global Select Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	26
Oakmark International Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Oakmark International Small Cap Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Disclosures and Endnotes	36
Trustees and Officers	37

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Oakmark Funds  December 31, 2014

President's Letter

Kristi L. Rowsell
President of Oakmark Funds
President of Harris Associates L.P.

Dear Fellow Shareholders,

Divergent equity market returns marked 2014. U.S. markets continued their six-year climb while foreign market returns were mixed, with most declining in U.S. dollar terms. The global bond market was strong in 2014, as benchmark interest rates ended the year lower than many had expected. As we enter the new year, we continue to believe that the companies we own represent good value and that a meaningful allocation to equities is an important component of long-term wealth creation.

Oakmark Account Access Site

We are pleased to announce that we have released an upgrade to the shareholder Account Access site on oakmark.com. The site has been redesigned to better serve shareholders who hold their accounts directly with the Funds' transfer agent and interact through oakmark.com or with a service representative at 1-800-OAKMARK. We think the new design and improved navigation are now much more intuitive, allowing you to quickly evaluate your investments and efficiently execute desired transactions. Shareholders owning more than one Fund will enjoy the new Portfolio Summary, which displays accounts either by registration or by Fund, whichever users choose. The opening page will also allow shareholders to initiate most actions from a standard banner with one-click navigation, and this navigational format is consistent throughout the site. We have also enhanced the security provisions. Upon logging in for the first time, you will be asked to establish three security questions and answers, which will then be used to verify your identity. Congratulations to our Mutual Fund Services team for a job well done.

Personal Investments in the Funds

At the end of each year, we update our shareholders on the level of investment in the Oakmark Funds by Harris Associates personnel and Oakmark trustees. We think this demonstrates our commitment to shareholders and exemplifies the conviction behind our investing philosophy. When we evaluate companies for potential investment, we look for management teams with high levels of personal stock ownership. We believe that managers who have tied their wealth directly to their company's stock show that their interests are aligned with their investors. You should take comfort that we apply the same principle internally at Harris Associates. When we buy a company for investment, it's being added to Funds in which we have personal assets—put simply, our personal assets move in tandem with our shareholders' assets. Plus, we experience first-hand the same tax consequences and service levels as our shareholders. Managers who personally invest in their own funds help reinforce the foundation for good long-term stewardship.

We are proud to report that, as of December 31, 2014, the value of Oakmark Funds owned by the employees of Harris Associates, our families and the Funds' officers and trustees was more than $435 million. Sharing this information attests to our personal conviction that our Funds remain attractive investments for the future.

Thank you for your continued investment in the Oakmark Funds. As always, you can reach us via email at ContactOakmark@oakmark.com.

oakmark.com 1

Oakmark and Oakmark Select Funds  December 31, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

"It's one of the most frustrating aspects of mutual fund investing: paying capital gains taxes when you haven't sold a single share."

-Beverly Goodman, Barron's December 13, 2014 "Fund Investors Get Hit With Surprising Capital Gains"

Like much of the mutual fund industry, our Oakmark Funds had higher than normal capital gains distributions in 2014. Going into year six of the market advance, there just weren't many losses left to offset the gains realized on stocks we sold. The Oakmark Select Fund, with a distribution of 12% of its value, unfortunately made some lists of tax-unfriendly funds due to its double-digit distribution. Oakmark Select's 2014 performance benefited from three mergers: DirecTV being acquired by AT&T, Forest Laboratories by Actavis and TRW Automotive Holdings by ZF Friedrichshafen. A year ago those three acquirees accounted for 18% of the Oakmark Select portfolio, and their sales accounted for the majority of our gains. Unless we wanted to hold stock in the acquiring companies, there simply wasn't a good way to avoid recognizing those taxable gains. But given the disconnect between our large distributions this year and our claims to be a tax-sensitive fund family, an explanation might be helpful.

Mutual funds are one of the only securities that require owners to pay capital gains before they sell their shares. Every mutual fund annually has to total up the capital gains it realized during the year and distribute the net gain proportionately to its shareholders. The shareholders are taxed currently on that gain despite not selling their shares. When a shareholder does eventually sell, the gain on sale is reduced by the amount of the gains recognized each year that the shares were held. In the end, capital gains taxes are paid on the exact amount of the total gain, but some of that gain was "prepaid" via the annual taxable distributions.

As an aside, I believe mutual funds present a great opportunity for tax simplification. Given that many investors now have a short-term outlook (most Oakmark investors aside, thankfully), the value to the government of the "prepayment" is trivial relative to the record-keeping costs it generates. Taxing fund shareholders only when they sell shares would cost the government next to nothing, reduce administrative expenses and encourage fund investors to improve their own performance by reducing their turnover. But alas, for now the rules are what they are.

At Oakmark our goals are to maximize long-term returns and—more specifically—to take every reasonable opportunity to maximize after-tax returns when those actions don't harm our tax-free shareholders. Some funds that claim to be "tax-efficient" focus so much on minimizing taxes that they also inadvertently reduce their returns. We want to minimize the hole in the donut that is lost to taxes, but do so without reducing the size of the donut.

One of the most obvious ways we reduce shareholders' tax burden is by using our long-term approach, which typically produces long-term gains. For most individuals long-term capital gains are taxed at less than half the rate paid on short-term gains. Based on distributions paid last year, over 20% of the average mutual fund capital gain distribution was short-term gain. The Oakmark Fund has paid out nearly $15 per share in gains since 2000. Of that, only $0.08 was short-term gain, about half of one percent. Since its inception in 1996, Oakmark Select has distributed $0.56 of short-term gain, a little over 2% of total gains. When our stocks appreciate quickly and hit sell targets before we've held them for a full year, unless we see unusually high risk in continuing to hold, we will generally wait to sell until our holding period exceeds one year so that we get the less expensive long-term gain rate. You might wonder why our Global Select Fund would keep such a small position in Medtronic. The answer is that we have a nice gain in those shares and that they have not yet turned long-term.

In some cases when a company gets a stock acquisition offer—as one of our holdings, Forest Laboratories, did earlier this year—we protect the gain while we wait for shares to turn long-term by selling shares of the acquirer short. Mutual funds generally don't engage in short sales because they are perceived to be higher risk, but in this case, we believe the short sale both reduces taxes and risk.

We also capture tax losses to net against our gains. We look at our holdings by tax lot and will routinely sell any individual tax lot that has a loss of 20% or more. Many value funds don't take this step because value investors typically believe stocks that have gone down in price have become more attractive. Though we often agree, when we have a loss to capture, we will either sell some shares immediately and repurchase in 31 days (to avoid wash sales rules) or buy more immediately and sell those shares in 31 days. We do this throughout the year, which allows us to maintain our core positions in the stocks we believe are most attractive while still capturing losses and reducing our net gain. Further, we believe this benefit to our taxable shareholders has been achieved without harming our tax-free holders. So when you see our portfolio turnover spike, as when the Oakmark Fund's hit 62% in the 2009 turmoil, check to see if we might be engaging in tax-loss selling before you conclude we've abandoned our long-term approach.

Another way we seek to capture losses is to replace losing stocks with similar, but equally attractive, stocks. An example in the Oakmark Fund from this past quarter was selling our remaining Cenovus shares and redeploying the proceeds into Chesapeake. We believe Cenovus is a fine, well-managed company, but due

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  December 31, 2014

Portfolio Manager Commentary (continued)

to rapidly declining oil prices, it had fallen beneath our purchase price. Another company we believed was also fine and well-managed, Chesapeake, had fallen to a price where it appeared to us to be more attractive than Cenovus. So even though Cenovus was far beneath our sell target, we captured the loss, increased our exposure to an energy sector we thought was cheap and switched to a stock we believed was somewhat more attractive.

When Kevin Grant and I started managing the Oakmark Fund in 2000, we inherited a portfolio full of cheap stocks that had been left behind in the Internet boom. Because the Fund had suffered heavy redemptions, the portfolio had fewer positions in it than we thought was appropriate, especially given how many other stocks were also priced inexpensively. So we sold the high-cost tax lots from each position and reinvested in other cheap stocks. The resulting capital loss carry forward allowed us to fully shelter our gains until a distribution was finally required in 2006.

Making sure almost all of our gains are long-term before we realize them actually reduces the total amount of tax our shareholders pay. The other steps—tax trading around a core position, swapping loss positions into stocks with similar exposures, as well as transactions involving short sales, stock options, merger arbitrage and exchanges of similar securities—simply delay the tax, deferring as much tax as possible until the time the shareholders sell their position in the fund. We go to these lengths because we believe there is a lot of value gained from compounding returns on that deferred tax.

So when you see a large capital gains distribution from an Oakmark Fund, first, realize it might be a good thing. We only make distributions when we've made money on our holdings. But also realize we've tried to do everything we reasonably can to minimize that distribution without decreasing your actual gain. And if you have a spare minute, contact your representatives to suggest a very sensible tax reform!

All of us at Oakmark thank you for your investment, and wish you and your family a happy, healthy and prosperous 2015.

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Oakmark Fund  December 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	3.64%	11.51%	22.80%	16.17%	8.78%	13.27%
S&P 500 Index	4.93%	13.69%	20.41%	15.45%	7.67%	9.65%
Dow Jones Industrial Average[2]	5.20%	10.04%	16.29%	14.22%	7.91%	10.51%
Lipper Large Cap Value Funds Index[3]	3.78%	11.01%	19.67%	13.64%	6.75%	9.05%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Bank of America Corp.	3.2
MasterCard, Inc., Class A	2.5
Oracle Corp.	2.4
Apache Corp.	2.4
American International Group, Inc.	2.2
Intel Corp.	2.2
Home Depot, Inc.	2.2
Citigroup, Inc.	2.2
Visa, Inc., Class A	2.2
Google, Inc., Class A	2.1
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	56
Net Assets	$17.8 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$113.1 billion
Median Market Cap	$56.3 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	25%
Expense Ratio - Class I (as of 09/30/13)	0.95%
Expense Ratio - Class I (as of 09/30/14)	0.87%
SECTOR ALLOCATION	% of Net Assets
Financials	26.1
Information Technology	24.1
Consumer Discretionary	15.1
Industrials	7.8
Consumer Staples	7.4
Energy	6.0
Health Care	5.4
Materials	2.8
Short-Term Investments and Other	5.3

4 OAKMARK FUNDS

Oakmark Fund  December 31, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 4% during the fourth quarter of 2014, bringing the gain for the calendar year to 12%. These results lagged slightly behind the S&P 5001, which was up 5% for the quarter and up 14% for the calendar year. Although the Fund slightly trailed the strong performance of the S&P 500 for the quarter and the year, we are pleased with its double-digit gain for the year and strong cumulative results over the past three years.

As we have written in the past, we believe the financial and information technology sectors are among the most attractive, and investments in these areas represent over half of the Fund's equity holdings. These sectors were among the top three contributors for Fund performance for the calendar year. Our great team of research analysts continues to find attractive new investment ideas, and over the past 12 months we added 14 new names to the portfolio. We continue to look for companies that have strong balance sheets and generate a lot of free cash flow, that have management teams that invest capital to maximize per-share value and that sell at a discount to our estimate of fair value. During the quarter, we added new positions in Chesapeake Energy and General Electric (see below). We eliminated positions in Baxter International, Cenovus Energy, Covidien and Kohl's.

Our biggest contributing sectors for the fourth quarter were information technology and financials, and with a substantial decline in oil prices during the quarter, energy was our worst performing sector. As with all of our holdings, we take a long-term view of our investments in the energy sector, so while stock prices have fallen precipitously in reaction to higher volatility in spot oil prices, we remain focused on less volatile long-term oil prices, which are set more by supply and demand fundamentals than by financial speculation. In the information technology sector, it is interesting to note that "old-line" technology companies with strong cash flow and re-invigorated cloud offerings made a positive comeback in 2014. Intel, Apple, Microsoft and Oracle were among the Oakmark Fund's top 12 contributors for the calendar year, gaining on average 33%. The Fund's highest contributors for the quarter were Visa, MasterCard and Oracle, and our worst performers were Apache, Halliburton and Sanofi.

Chesapeake Energy (CHK-$19.57)

Chesapeake Energy is one of the largest oil and natural gas producers in the United States. The company has a storied history. Since its founding in 1989, it grew rapidly by acquiring acreage positions across North America's largest resource plays. In our view, this growth left the company flush with high-quality assets, but financially overextended and operationally inefficient. During the past two years, the board of directors and the executive management team were replaced with new, shareholder-oriented leaders. This team began overhauling Chesapeake quickly by reducing leverage, simplifying the company's financial structure and refocusing capital allocation on the highest return uses. In the past 18 months, Chesapeake has managed to spin off its non-core oilfield services business, sell billions of dollars of assets to reduce leverage, cut its capital spending budget by two-thirds and reduce general and administrative expenses by half. We believe these actions show that management's focus has shifted away from acreage growth and toward maximizing shareholder returns. Chesapeake's shares are trading at less than the company's book value and at just 11x earnings per share. We see this as a bargain price for such high quality oil and gas assets run by what we believe is a strong, shareholder-friendly management team.

General Electric (GE-$25.27)

General Electric is a company with businesses we have always admired, but we have questioned management's focus on returns when making capital allocation decisions. However, the appointment of a new CFO in mid-2013 ushered in significant changes. Since then, GE has, in our view, acquired assets cheaply (Alstom) and sold assets at good prices (Synchrony and its appliances division). In 2015 the company plans to totally revamp its variable compensation plan for thousands of employees, emphasizing factors that drive return on invested capital5, which should boost future results. We believe there is substantial opportunity to improve gross margins, and the stock trades for just under a market multiple on 2016 earnings. Some investors may have a stale opinion of GE after the past 15 years of persistent underperformance, but we believe it's a good investment at the current price.

oakmark.com 5

Oakmark Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.7%
FINANCIALS - 26.1%
DIVERSIFIED FINANCIALS - 10.0%
State Street Corp. Asset Management & Custody Banks	4,380	$343,830
Capital One Financial Corp. Consumer Finance	4,113	339,512
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,740	337,264
Franklin Resources, Inc. Asset Management & Custody Banks	5,430	300,659
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,450	261,661
T Rowe Price Group, Inc. Asset Management & Custody Banks	2,350	201,771
		1,784,697
BANKS - 9.1%
Bank of America Corp. Diversified Banks	31,800	568,902
Citigroup, Inc. Diversified Banks	7,130	385,804
JPMorgan Chase & Co. Diversified Banks	5,840	365,467
Wells Fargo & Co. Diversified Banks	5,290	289,998
		1,610,171
INSURANCE - 7.0%
American International Group, Inc. Multi-line Insurance	7,105	397,951
Aflac, Inc. Life & Health Insurance	5,070	309,726
Aon PLC (b) Insurance Brokers	3,080	292,077
Principal Financial Group, Inc. Life & Health Insurance	4,609	239,408
		1,239,162
		4,634,030
INFORMATION TECHNOLOGY — 24.1%
SOFTWARE & SERVICES - 13.8%
MasterCard, Inc., Class A Data Processing & Outsourced Services	5,050	435,108
Oracle Corp. Systems Software	9,445	424,742
Visa, Inc., Class A Data Processing & Outsourced Services	1,470	385,434
Google, Inc., Class A (a) Internet Software & Services	718	380,801
Automatic Data Processing, Inc. Data Processing & Outsourced Services	4,220	351,821
Microsoft Corp. Systems Software	6,150	285,667
Accenture PLC, Class A (b) IT Consulting & Other Services	2,100	187,551
		2,451,124
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 5.4%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,036	$318,504
Apple, Inc. Technology Hardware, Storage & Peripherals	2,883	318,226
QUALCOMM, Inc. Communications Equipment	4,245	315,531
		952,261
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.9%
Intel Corp. Semiconductors	10,780	391,206
Texas Instruments, Inc. Semiconductors	5,565	297,533
Applied Materials, Inc. Semiconductor Equipment	7,260	180,919
		869,658
		4,273,043
CONSUMER DISCRETIONARY - 15.1%
RETAILING - 6.1%
The Home Depot, Inc. Home Improvement Retail	3,682	386,447
Amazon.com, Inc. (a) Internet Retail	1,219	378,317
Liberty Interactive Corp., Class A (a) Catalog Retail	10,891	320,410
		1,085,174
MEDIA - 4.6%
News Corp., Class A (a) Publishing	19,373	303,967
Omnicom Group, Inc. Advertising	3,691	285,962
Comcast Corp., Class A Cable & Satellite	3,940	226,806
		816,735
AUTOMOBILES & COMPONENTS - 2.0%
General Motors Co. Automobile Manufacturers	7,850	274,043
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	72,633
		346,676
CONSUMER SERVICES - 1.2%
Las Vegas Sands Corp. Casinos & Gaming	3,800	221,008
CONSUMER DURABLES & APPAREL - 1.2%
Whirlpool Corp. Household Appliances	1,100	213,114
		2,682,707

6 OAKMARK FUNDS

Oakmark Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.7% (continued)
INDUSTRIALS - 7.8%
CAPITAL GOODS - 4.6%
Illinois Tool Works, Inc. Industrial Machinery	3,115	$294,990
General Electric Co. Industrial Conglomerates	10,500	265,335
Parker-Hannifin Corp. Industrial Machinery	1,925	248,229
		808,554
TRANSPORTATION - 3.2%
FedEx Corp. Air Freight & Logistics	2,100	364,686
Union Pacific Corp. Railroads	1,750	208,478
		573,164
		1,381,718
CONSUMER STAPLES - 7.4%
FOOD, BEVERAGE & TOBACCO - 5.9%
General Mills, Inc. Packaged Foods & Meats	5,820	310,381
Nestle SA (b) (c) Packaged Foods & Meats	3,540	258,243
Diageo PLC (b) (c) Distillers & Vintners	2,250	256,702
Unilever PLC (b) (c) Packaged Foods & Meats	5,613	227,214
		1,052,540
FOOD & STAPLES RETAILING - 1.5%
Wal-Mart Stores, Inc. Hypermarkets & Super Centers	3,105	266,658
		1,319,198
ENERGY - 6.0%
Apache Corp. Oil & Gas Exploration & Production	6,775	424,589
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	3,540	231,976
Chesapeake Energy Corp. Oil & Gas Exploration & Production	11,000	215,270
Halliburton Co. Oil & Gas Equipment & Services	5,020	197,437
		1,069,272
HEALTH CARE - 5.4%
HEALTH CARE EQUIPMENT & SERVICES - 3.9%
UnitedHealth Group, Inc. Managed Health Care	3,590	362,913
Medtronic, Inc. Health Care Equipment	4,690	338,618
		701,531
	Shares	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
Sanofi (b) (c) Pharmaceuticals	5,670	$258,609
		960,140
MATERIALS - 2.8%
Monsanto Co. Fertilizers & Agricultural Chemicals	2,300	274,781
Glencore PLC (b) Diversified Metals & Mining	46,000	214,226
		489,007
TOTAL COMMON STOCKS - 94.7% (COST $11,987,684)		16,809,115
	Par Value	Value
SHORT TERM INVESTMENTS - 5.0%
GOVERNMENT AND AGENCY SECURITIES - 2.8%
United States Treasury Floating Rate Note, 0.11%, due 04/30/16 (d)	250,000	249,989
United States Treasury Bill, 0.05%, due 04/30/15 (e)	250,000	249,963
Total Government and Agency Securities (Cost $499,959)		499,952
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/14 due 01/02/15, repurchase price $392,754, collateralized by a Federal Home Loan Bank Bond, 2.300%, due 05/28/21, value plus accrued interest of $61,534, by United States Treasury Notes, 2.000% - 2.250%, due 04/30/21- 08/31/21, aggregate value plus accrued interest of $339,080 (Cost: $392,754)	392,754	392,754
TOTAL SHORT TERM INVESTMENTS - 5.0% (COST $892,713)		892,706
TOTAL INVESTMENTS - 99.7% (COST $12,880,397)		17,701,821
Other Assets In Excess of Liabilities - 0.3%		52,527
TOTAL NET ASSETS - 100.0%		$17,754,348

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

(d)  Floating Rate Note. Rate shown is as of December 31, 2014.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

oakmark.com 7

Oakmark Select Fund  December 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	3.39%	15.39%	24.24%	17.28%	8.25%	13.65%
S&P 500 Index	4.93%	13.69%	20.41%	15.45%	7.67%	8.06%
Lipper Multi-Cap Value Funds Index[6]	4.28%	9.89%	20.19%	13.78%	6.37%	7.84%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
MasterCard, Inc., Class A	7.4
Apache Corp.	7.4
Oracle Corp.	6.6
American International Group, Inc.	5.6
Bank Of America Corp.	5.3
TE Connectivity, Ltd.	5.1
Amazon, Inc.	4.9
Citigroup, Inc.	4.9
JPMorgan Chase & Co.	4.9
Google, Inc., Class A	4.9
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	20
Net Assets	$6.7 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$102.8 billion
Median Market Cap	$60.1 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	37%
Expense Ratio - Class I (as of 09/30/13)	1.01%
Expense Ratio - Class I (as of 09/30/14)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	37.2
Information Technology	27.4
Energy	10.9
Consumer Discretionary	9.0
Health Care	3.7
Industrials	3.6
Utilities	3.3
Short-Term Investments and Other	4.9

8 OAKMARK FUNDS

Oakmark Select Fund  December 31, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund increased 3% for the quarter, compared to 5% for the S&P 500 Index1. For all of calendar 2014, the Oakmark Select Fund returned 15%, compared to 14% for the S&P 500. We're always happy to produce a return for our shareholders in excess of the S&P 500, an achievement which proved particularly challenging for many investors in 2014; this modest outperformance ranked the Fund in the 6th percentile of its Morningstar peer group7.

Our portfolio has been heavily invested in information technology and financial services stocks, and these sectors provided our four largest positive contributors to Fund performance in the quarter: MasterCard, Oracle, FNF Group, and TE Connectivity. Our intrinsic value estimates for these companies are still comfortably in excess of their current market values, and we believe they still merit inclusion in the portfolio.

Our worst quarterly performer by far was Apache, down 33%, as oil prices fell dramatically. No other stock in the Fund declined even 10% this quarter. Our assessment of Apache's business value is based upon a long-term normal oil price in the mid-$70's, and while a decline in near-term commodity prices reduced our estimate of value due to lost interim cash flows, the stock market's punishment of the stock has significantly exceeded what we think is the true change in the company's underlying business value. We remain confident that Apache's management team is properly thinking about the ways to increase the per-share value of the company, as evidenced by the continued sale of international assets at prices near our estimate of intrinsic value, with proceeds used to purchase undervalued Apache stock. We took advantage of the stock's sell-off to add to our position.

As the price of many energy-related equities has fallen, their attractiveness has increased. As such, our one new position in the Fund this quarter is Chesapeake Energy, an energy exploration and production company. We believe the company's prior management team left the business flush with high-quality assets, but financially overextended and operationally inefficient. Over the past two years, the board of directors and executive management team were replaced with new, shareholder-oriented leaders. This new team quickly began overhauling Chesapeake by reducing leverage, simplifying the company's financial structure, and refocusing capital allocation on the highest return uses. Chesapeake's shares are trading at less than the company's book value and at a big discount to our estimate of intrinsic value. We see this as a bargain price for such high-quality oil and gas assets run by what we believe is a shareholder-friendly management team.

During the quarter, we eliminated our TRW Automotive Holdings position, which was trading at full valuation due to its pending acquisition by ZF Friedrichshafen AG, a deal discussed at length in Bill Nygren's 3Q14 Market Commentary piece.

Thank you for your continued investment in our Fund, and best wishes for a happy and prosperous 2015.

oakmark.com 9

Oakmark Select Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
FINANCIALS - 37.2%
BANKS - 15.1%
Bank of America Corp. Diversified Banks	19,679	$352,050
Citigroup, Inc. Diversified Banks	6,077	328,827
JPMorgan Chase & Co. Diversified Banks	5,230	327,293
		1,008,170
INSURANCE - 9.6%
American International Group, Inc. Multi-line Insurance	6,645	372,198
FNF Group Property & Casualty Insurance	7,901	272,196
		644,394
DIVERSIFIED FINANCIALS - 7.9%
Franklin Resources, Inc. Asset Management & Custody Banks	5,010	277,404
Capital One Financial Corp. Consumer Finance	3,050	251,777
		529,181
REAL ESTATE - 4.6%
CBRE Group, Inc., Class A (a) Real Estate Services	8,964	307,017
		2,488,762
INFORMATION TECHNOLOGY - 27.4%
SOFTWARE & SERVICES - 18.8%
MasterCard, Inc., Class A Data Processing & Outsourced Services	5,720	492,835
Oracle Corp. Systems Software	9,840	442,505
Google, Inc., Class A (a) Internet Software & Services	615	326,356
		1,261,696
TECHNOLOGY HARDWARE & EQUIPMENT - 5.1%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,394	341,166
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Intel Corp. Semiconductors	6,447	233,962
		1,836,824
ENERGY - 10.9%
Apache Corp. Oil & Gas Exploration & Production	7,860	492,586
Chesapeake Energy Corp. Oil & Gas Exploration & Production	12,000	234,840
		727,426
	Shares	Value
CONSUMER DISCRETIONARY - 9.0%
RETAILING - 9.0%
Amazon.com, Inc. (a) Internet Retail	1,067	$331,144
Liberty Interactive Corp., Class A (a) Catalog Retail	9,214	271,072
		602,216
HEALTH CARE - 3.7%
HEALTH CARE EQUIPMENT & SERVICES - 3.7%
Medtronic, Inc. Health Care Equipment	3,400	245,480
INDUSTRIALS - 3.6%
TRANSPORTATION - 3.6%
FedEx Corp. Air Freight & Logistics	1,400	243,124
UTILITIES - 3.3%
Calpine Corp. (a) Independent Power Producers & Energy Traders	10,004	221,398
TOTAL COMMON STOCKS - 95.1% (COST $4,706,071)		6,365,230
	Par Value	Value
SHORT TERM INVESTMENTS - 4.3%
REPURCHASE AGREEMENT - 4.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/14 due 01/02/15, repurchase price $290,772, collateralized by United States Treasury Notes, 2.000% - 2.125%, due 08/31/21-09/30/21, aggregate value plus accrued interest of $296,590 (Cost: $290,772)	290,772	290,772
TOTAL SHORT TERM INVESTMENTS - 4.3% (COST $290,772)		290,772
TOTAL INVESTMENTS - 99.4% (COST $4,996,843)		6,656,002
Other Assets In Excess of Liabilities - 0.6%		39,449
TOTAL NET ASSETS - 100.0%		$6,695,451

(a)  Non-income producing security

(b)  Foreign domiciled corporation

10 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity and Income Fund (Class I)	3.75%	6.93%	13.15%	9.81%	8.01%	10.99%
Lipper Balanced Funds Index	2.32%	7.21%	11.78%	9.50%	6.01%	7.07%
S&P 500 Index	4.93%	13.69%	20.41%	15.45%	7.67%	8.81%
Barclays U.S. Govt./Credit Index	1.82%	6.01%	2.76%	4.69%	4.70%	5.70%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Oracle Corp.	3.9
Bank Of America Corp.	3.6
General Motors Co.	3.3
Nestle SA	3.0
CVS Caremark Corp.	2.7
Dover Corp.	2.7
UnitedHealth Group, Inc.	2.6
TE Connectivity, Ltd.	2.5
Diageo PLC	2.3
Philip Morris International, Inc.	2.2
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	47
Net Assets	$20.8 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$75.4 billion
Median Market Cap	$19.2 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	18%
Expense Ratio - Class I (as of 09/30/13)	0.77%
Expense Ratio - Class I (as of 09/30/14)	0.74%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	14.6
Consumer Discretionary	10.4
Consumer Staples	10.2
Industrials	9.9
Information Technology	9.8
Health Care	4.5
Energy	3.9
Materials	1.3
Total Equity Investments	64.6
Fixed Income Investments
Government and Agency Securities	8.4
Long-Term Corporate Bonds	4.6
Asset Backed Securities	0.1
Total Fixed Income Investments	13.1
Short-Term Investments and Other	22.3

oakmark.com 11

Oakmark Equity and Income Fund  December 31, 2014

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Another Strong December Quarter and Year

One year ago we began our report reviewing 2013's exceptional market returns. We noted that although commentators had begun to use words such as "bubble" to describe the equity market, the historical record was surprisingly positive for years that followed +30% years. And "surprisingly positive" is how 2014 turned out, although not without its bouts of downside volatility, two of which unsettled investors late in the year.

The Equity and Income Fund earned 4% in the quarter, which contrasts to a 2% gain for the Lipper Balanced Funds Index8, the Fund's performance benchmark. For calendar 2014 the returns for both the Fund and the Lipper Index were 7%. The annualized compound rate of return since the Fund's inception in 1995 is 11% while the corresponding return to the Lipper Index is 7%.

Oracle, CVS Health, UnitedHealth Group, TE Connectivity and MasterCard Class A were the largest contributors to return in the quarter. The largest detractors were National Oilwell Varco, Ultra Petroleum, Dover, Glencore and Baker Hughes. We doubt that anyone will be surprised to see that energy stocks dominated the detractors list. Detractors from return for the year were General Motors, Glencore, Diageo, Dover and Ultra Petroleum. The largest contributors to annual portfolio return were General Dynamics (sold), United Health Group, CVS Health, Union Pacific and Oracle.

Loser's Game?

The Financial Times'10 always interesting John Authers used the title above (without the question mark) for an extensive December 21, 2014 article. In this piece he describes how difficult it has been since 2009 for U.S. active managers to beat their benchmarks. He also writes that investors have persistently shifted assets from active managers to passive index funds over this period (which itself tends to exacerbate the relative performance problem). Authers goes on to quote Amin Rajan of U.K. consultancy Create, who argues, "The more money that goes into passive, the more they (index funds) will become dumb." Rajan believes that indexing helps to fuel investment bubbles because new money flowing into such funds is automatically allocated to the companies with the highest market value.

We agree with the arguments in this article, as far as they go. Our problem with this discussion, however, is that we believe that it mischaracterizes the fundamental investment problem for individual investors. Here is our view. Few investors in mutual funds actually have a need to "beat the market." To most, the market is an abstraction with which they have little personal connection. Instead, most investors desire that their capital grow in real value over time, produce cash flows that can help them meet their personal lifestyle needs and to do all of this in a manner that does not offend their sensibilities. It may be that one can find investors who simply wish to participate in the broader economy in a manner that index funds represent, and for them the passive approach makes good sense. But others need to have their personal economic requirements met over time, and to that end they need to develop an investment portfolio that marries their own character attributes with their investing goals. And, the degree to which they can tolerate volatility is often the most important personal character attribute. Again and again we hear of investors who have not returned to equities since 2009 because of the losses that they suffered in that downturn. If their personal portfolios had been allocated according to their actual risk tolerance, they likely would not have missed out on the rally since then.

As we manage the Equity and Income Fund, we have no explicit goal of beating the market. Rather, our goal is to construct a portfolio that produces income and growth sufficient to meet the needs of the Fund's investors, and for the pattern of returns to be one which does not overly stress those investors. Ideally this means positive rates of return with low volatility. We do not always succeed, as 2008 amply demonstrated. Of course, to some observers the Equity and Income Fund's 2008 outcome was successful in that it "outperformed" most similar funds. To actual clients, however, such a relative victory was hollow at best—no one can support their lifestyle with such victories. Nevertheless, in the Fund's 19-year history 2008 stands out as the only significant loss year, and it is our job as portfolio managers to keep it that way.

Investors should also never forget that we invest the Fund according to the tenets of our value investing philosophy. Very simplistically, we look to purchase equities selling cheaply relative to our estimate of their intrinsic value and to build out the portfolio with bonds that enhance income and reduce volatility. Someone who does not find the core idea of value investing compelling may find it hard to stick with the Fund in times when value investing is out of favor.

As we have often written, we believe that the most important consideration for investors is that they attempt to know themselves, especially to understand how they may react under stress, because securities markets will often produce significant stress. So we conclude that the true "Loser's Game" is not active management per se, but for someone to invest in a manner that is not aligned with who they are.

12 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2014

Portfolio Manager Commentary (continued)

Transaction Activity

One year ago we wrote that stock market strength meant that more of the Fund's holdings were approaching their sell targets while it was becoming more difficult to identify dominant investing opportunities suitable for the Fund. Accordingly, it should not be surprising that the Fund's equity allocation shrank in 2014 even though the equity allocation itself had another solid year. In the December quarter, however, we modestly increased the equity allocation as short-term market volatility afforded us opportunities to establish new positions. Perhaps the most striking economic event in the quarter was the major decline in the price of oil. Concomitant with that decline, companies with almost any sort of commodity exposure also suffered substantial share price erosion in the period, and we took advantage of the resulting attractive valuations to establish new positions.

The holding most directly connected to oil's price decline is Rowan, shares of which we had eliminated from the portfolio only one quarter ago. This offshore driller's price plummeted during the quarter, affording us the opportunity to repurchase shares at a large discount to its book value. Flowserve also returned to the portfolio as its share price slumped during the oil price collapse. Flowserve manufactures pumps, valves and seals. While we think its original equipment manufacturing business is attractive in its own right, Flowserve's aftermarket operations comprise almost half of its revenue, which should help to reduce the company's cyclicality. Flowserve rewarded Equity and Income Fund shareholders in the past, and we believe the time has come again to invest with this company's strong management team.

In the case of recent portfolio addition WESCO International, we believe that its share price decline in the quarter far overstated the importance of that company's energy exposure. WESCO, originally the distribution arm of the old Westinghouse Electric, is still perceived to be a mere distributor, but we believe the company has evolved into a value-added supply chain outsourcer. We had been monitoring the company for some time and took advantage of the quarter's bouts of volatility to build a position.

Finally, Southern Copper is the most obvious commodity producer of our four new purchases, but rather than oil, it mines the commodity that many forecast to have the best long-term supply/demand fundamentals. Southern owns four low-cost and long-lived copper mines in Mexico and Peru. Unlike energy commodities, which are subject to conservation and alternatives, copper participates more than fully with worldwide economic growth.

We eliminated four holdings for price reasons in the quarter. General Dynamics had one of the longest tenures in the Fund's history, and the company's results have justified our investment case. We thank the employees of General Dynamics for their contribution to the Fund's success, as well as our retired partner and former co-manager Ed Studzinski for initially recommending General Dynamics for the Fund. Laboratory Corporation of America and Varian Medical Systems were both purchased during the dark days of the financial crisis, and they met our price objectives during the quarter. Although HNI dipped below our buy price on more than one occasion, these opportunities proved to be quite short-lived, and we were never able to accumulate a meaningful position. We look forward to future occasions when we might repurchase shares of these companies at favorable prices.

As always, we thank our fellow shareholders for investing in the Equity and Income Fund and welcome your comments and questions.

oakmark.com 13

Oakmark Equity and Income Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 64.6%
FINANCIALS - 14.6%
BANKS - 5.7%
Bank of America Corp. Diversified Banks	42,384	$758,255
Wells Fargo & Co. Diversified Banks	4,326	237,152
U.S. Bancorp Diversified Banks	4,461	200,514
		1,195,921
DIVERSIFIED FINANCIALS - 4.7%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	12,006	429,589
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,851	277,943
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,208	234,146
FNFV Group (a) Multi-Sector Holdings	2,202	34,664
		976,342
INSURANCE - 4.2%
FNF Group Property & Casualty Insurance	7,689	264,896
Principal Financial Group, Inc. Life & Health Insurance	5,061	262,884
Reinsurance Group of America, Inc. Reinsurance	2,402	210,472
Aflac, Inc. Life & Health Insurance	2,077	126,872
		865,124
		3,037,387
CONSUMER DISCRETIONARY - 10.4%
AUTOMOBILES & COMPONENTS - 6.6%
General Motors Co. Automobile Manufacturers	19,469	679,648
Lear Corp. Auto Parts & Equipment	3,787	371,475
BorgWarner, Inc. Auto Parts & Equipment	5,699	313,144
		1,364,267
RETAILING - 2.9%
Foot Locker, Inc. Apparel Retail	7,348	412,827
HSN, Inc. Catalog Retail	2,608	198,242
		611,069
MEDIA - 0.5%
Scripps Networks Interactive, Inc., Class A Broadcasting	1,350	101,622
CONSUMER DURABLES & APPAREL - 0.4%
Carter's, Inc. Apparel, Accessories & Luxury Goods	936	81,679
		2,158,637
	Shares	Value
CONSUMER STAPLES - 10.2%
FOOD, BEVERAGE & TOBACCO - 7.5%
Nestle SA (b) (c) Packaged Foods & Meats	8,627	$629,369
Diageo PLC (b) (c) Distillers & Vintners	4,182	477,113
Philip Morris International, Inc. Tobacco	5,666	461,520
		1,568,002
FOOD & STAPLES RETAILING - 2.7%
CVS Health Corp. Drug Retail	5,842	562,610
		2,130,612
INDUSTRIALS - 9.9%
CAPITAL GOODS - 6.2%
Dover Corp. Industrial Machinery	7,713	553,183
Rockwell Automation, Inc. Electrical Components & Equipment	2,145	238,524
Parker-Hannifin Corp. Industrial Machinery	1,638	211,215
Illinois Tool Works, Inc. Industrial Machinery	1,241	117,479
WESCO International, Inc. (a) Trading Companies & Distributors	1,152	87,813
Flowserve Corp. Industrial Machinery	719	42,990
Blount International, Inc. (a) Industrial Machinery	2,263	39,768
		1,290,972
TRANSPORTATION - 3.5%
Union Pacific Corp. Railroads	3,691	439,709
FedEx Corp. Air Freight & Logistics	1,419	246,401
Atlas Air Worldwide Holdings, Inc. (a) Air Freight & Logistics	800	39,440
		725,550
COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Herman Miller, Inc. Office Services & Supplies	1,402	41,248
		2,057,770
INFORMATION TECHNOLOGY - 9.8%
SOFTWARE & SERVICES - 7.0%
Oracle Corp. Systems Software	17,795	800,241
MasterCard, Inc., Class A Data Processing & Outsourced Services	5,350	460,920
Broadridge Financial Solutions, Inc. Data Processing & Outsourced Services	4,076	188,211
		1,449,372

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 64.6% (continued)
INFORMATION TECHNOLOGY - 9.8% (continued)
TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
TE Connectivity, Ltd. (c) Electronic Manufacturing Services	8,052	$509,308
Knowles Corp. (a) Electronic Components	3,155	74,311
		583,619
		2,032,991
HEALTH CARE - 4.5%
HEALTH CARE EQUIPMENT & SERVICES - 4.1%
UnitedHealth Group, Inc. Managed Health Care	5,447	550,651
Omnicare, Inc. Health Care Services	4,065	296,479
		847,130
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
Bruker Corp. (a) Life Sciences Tools & Services	4,814	94,445
		941,575
ENERGY - 3.9%
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	6,662	436,577
Baker Hughes, Inc. Oil & Gas Equipment & Services	4,604	258,159
Ultra Petroleum Corp. (a) Oil & Gas Exploration & Production	6,105	80,335
Rowan Cos. PLC Oil & Gas Drilling	1,223	28,514
		803,585
MATERIALS - 1.3%
Glencore PLC (c) Diversified Metals & Mining	54,512	253,867
Southern Copper Corp. Diversified Metals & Mining	482	13,599
		267,466
TOTAL COMMON STOCKS - 64.6% (COST $8,429,562)		13,430,023
	Par Value	Value
FIXED INCOME - 13.1%
GOVERNMENT AND AGENCY SECURITIES - 8.4%
U.S. GOVERNMENT NOTES - 7.6%
1.375%, due 07/15/18, Inflation Indexed	548,868	574,897
1.25%, due 07/15/20, Inflation Indexed	542,712	569,594
2.125%, due 01/15/19, Inflation Indexed	220,508	236,943
1.00%, due 09/30/16	199,380	200,844
		1,582,278
	Par Value		Value
U.S. GOVERNMENT AGENCIES - 0.6%
Federal Home Loan Bank, 1.65%, due 07/18/19		29,550	$29,280
Federal Home Loan Bank, 1.00%, due 03/26/19		26,350	26,377
Federal National Mortgage Association, 1.25%, due 09/27/18		24,680	24,427
Federal Home Loan Mortgage Corp., 1.40%, due 01/08/18 (d)		19,665	19,637
Federal National Mortgage Association, 1.00%, due 01/30/20		9,525	9,392
Federal Home Loan Bank, 1.00%, due 04/15/20		6,500	6,479
			115,592
CANADIAN GOVERNMENT BONDS - 0.2%
4.25%, due 12/01/21, Inflation Indexed (c)	CAD	37,779	41,811
Total Government and Agency Securities (Cost $1,681,127)			1,739,681
CORPORATE BONDS - 4.6%
E*TRADE Financial Corp., 6.375%, due 11/15/19		70,520	74,751
Kinetic Concepts, Inc., 10.50%, due 11/01/18		47,940	52,135
JPMorgan Chase & Co., 3.15%, due 07/05/16		44,592	45,838
General Motors Co., 4.875%, due 10/02/23		41,400	44,298
The Manitowoc Co., Inc., 8.50%, due 11/01/20		35,655	38,507
The William Carter Co., 5.25%, due 08/15/21		35,137	36,191
Delphi Corp., 6.125%, due 05/15/21		32,016	34,897
Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18 (e)		37,809	34,879
Omnicom Group, Inc., 3.625%, due 05/01/22		30,425	31,234
Credit Suisse Group AG, 144A, 7.50% (c) (e) (f) (g)		30,000	31,200
CVS Health Corp., 4.00%, due 12/05/23		29,325	31,034
1011778 BC ULC / New Red Finance Inc., 144A, 6.00%, due 04/01/22 (c) (e)		29,500	30,238
General Motors Co., 3.50%, due 10/02/18		29,525	30,116
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (e)		28,100	29,646
Lear Corp., 8.125%, due 03/15/20		23,225	24,444
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (e)		20,965	22,013
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (e)		19,000	20,045
Penn National Gaming, Inc., 5.875%, due 11/01/21		20,000	18,600

oakmark.com 15

Oakmark Equity and Income Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 13.1% (continued)
CORPORATE BONDS - 4.6% (continued)
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, due 03/01/21	16,710	$18,222
Scientific Games International, Inc., 144A, 10.00%, due 12/01/22 (e)	19,665	18,018
Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24 (e)	19,665	16,912
Aon Corp., 5.00%, due 09/30/20	14,745	16,465
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	15,868
Medtronic Inc., 144A, 3.15%, due 03/15/22 (e)	14,750	14,937
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (e)	13,615	14,670
Glencore Canada Corp., 6.00%, due 10/15/15 (c)	13,275	13,723
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 11/01/23	12,000	12,420
BorgWarner, Inc., 4.625%, due 09/15/20	10,810	11,832
Royal Caribbean Cruises, Ltd., 7.25%, due 06/15/16	9,738	10,371
Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (e)	10,000	10,350
GLP Capital, LP / GLP Financing II, Inc., 4.875%, due 11/01/20	10,000	10,125
Medtronic Inc., 144A, 3.50%, due 03/15/25 (e)	9,830	10,056
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (e)	9,970	9,970
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,374
Tempur Sealy International, Inc., 6.875%, due 12/15/20	8,819	9,370
Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18 (e)	8,630	7,594
Quiksilver, Inc. / QS Wholesale, Inc., 10.00%, due 08/01/20	10,810	7,405
Omnicare, Inc., 5.00%, due 12/01/24	6,880	7,052
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	7,050
Scientific Games International, Inc., 144A, 7.00%, due 01/01/22 (e)	6,885	6,971
Omnicare, Inc., 4.75%, due 12/01/22	6,880	6,966
Credit Suisse Group AG, 144A, 6.25% (c) (e) (f) (g)	7,000	6,732
Scotiabank Peru SA, 144A, 4.50%, due 12/13/27 (c) (e) (f)	6,000	5,826
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,552
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (e)	4,990	5,277
Foot Locker, Inc., 8.50%, due 01/15/22	4,340	5,208
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 11/01/18	5,000	5,113
	Par Value	Value
E*TRADE Financial Corp., 5.375%, due 11/15/22	4,910	$5,020
CBRE Services, Inc., 5.25%, due 03/15/25	4,915	5,013
Omnicom Group, Inc., 6.25%, due 07/15/19	2,950	3,420
Bank of America Corp., 5.25%, due 12/01/15	3,283	3,401
Medtronic Inc., 144A, 1.50%, due 03/15/18 (e)	2,950	2,936
CVS Health Corp., 2.25%, due 08/12/19	2,884	2,872
The Goldman Sachs Group, Inc., 5.625%, due 01/15/17	2,095	2,247
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22 (e)	2,000	2,000
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,000
The Goldman Sachs Group, Inc., 2.55%, due 10/23/19	980	976
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (e)	1,000	970
Hologic, Inc., 6.25%, due 08/01/20	250	260
Total Corporate Bonds (Cost $956,517)		959,610
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.711%, due 10/15/19 (e) (f) (Cost $11,450)	11,450	11,499
TOTAL FIXED INCOME - 13.1% (COST $2,649,094)		2,710,790
SHORT TERM INVESTMENTS - 22.4%
COMMERCIAL PAPER - 16.4%
Toyota Motor Credit Corp., 0.10% - 0.16%, due 01/09/15 - 03/11/15 (h)	1,150,000	1,149,849
MetLife, Inc., 144A, 0.11% - 0.15%, due 01/05/15 - 02/18/15 (e) (h)	499,195	499,146
BMW US Capital LLC, 144A, 0.10% - 0.15%, due 01/02/15 - 03/04/15 (e) (h)	388,730	388,686
J.P. Morgan Securities LLC, 144A, 0.20% - 0.24%, due 01/14/15 - 03/30/15 (e) (h)	300,000	299,893
State Street Corp., 0.15% - 0.16%, due 02/10/15 - 03/19/15 (h)	225,000	224,942
General Mills, Inc., 144A, 0.28% - 0.46%, due 01/06/15 - 02/09/15 (e) (h)	210,415	210,391
American Honda Finance Corp., 0.10% - 0.13%, due 01/22/15 - 02/24/15 (h)	190,000	189,974
Kellogg Co., 144A, 0.24% - 0.32%, due 01/02/15 - 01/30/15 (e) (h)	102,000	101,988

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 22.4% (continued)
COMMERCIAL PAPER - 16.4% (continued)
John Deere Capital Co., 144A, 0.10%, due 01/07/15 - 01/20/15 (e) (h)	99,000	$98,996
Walgreen Co., 144A, 0.41% - 0.46%, due 01/13/15 - 01/30/15 (e) (h)	85,000	84,985
Medtronic, Inc., 144A, 0.16%, due 01/06/15 - 01/08/15 (e) (h)	66,000	65,998
J.P. Morgan Securities LLC, 0.23%, due 01/05/15 (h)	50,000	49,999
Microsoft Corp., 144A, 0.10%, due 01/21/15 (e) (h)	39,000	38,998
Total Commercial Paper (Cost $3,403,841)		3,403,845
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/14 due 01/02/15, repurchase price $854,312, collateralized by United States Treasury Notes, 1.750% - 2.250%, due 08/31/20 - 03/31/21, aggregate value plus accrued interest of $871,399 (Cost: $854,312)	854,312	854,312
CORPORATE BONDS - 1.9%
Capital One Financial Corp., 2.15%, due 03/23/15	111,774	112,107
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.55%, due 03/15/15	77,395	77,855
Kraft Foods Group, Inc., 1.625%, due 06/04/15	39,971	40,141
Wells Fargo & Co., 1.25%, due 02/13/15	39,837	39,882
Bank of America Corp., 4.50%, due 04/01/15	37,334	37,685
Ford Motor Credit Co. LLC, 3.875%, due 01/15/15	31,481	31,519
Capital One Financial Corp., 5.50%, due 06/01/15	29,743	30,283
JPMorgan Chase & Co., 1.10%, due 10/15/15	18,438	18,471
	Par Value	Value
HCA, Inc., 6.375%, due 01/15/15	13,391	$13,409
Total Corporate Bonds (Cost $401,590)		401,352
TOTAL SHORT TERM INVESTMENTS - 22.4% (COST $4,659,743)		4,659,509
TOTAL INVESTMENTS - 100.1% (COST $15,738,399)		20,800,322
Liabilities In Excess of Other Assets - (0.1)%		(19,475)
NET ASSETS - 100.0%		$20,780,847

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Foreign domiciled corporation

(d)  When issued security

(e)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

(f)  Floating Rate Note. Rate shown is as of December 31, 2014.

(g)  Security is perpetual and has no stated maturity date.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to Abbreviations:

  CAD  Canadian Dollar

oakmark.com 17

Oakmark Global Fund  December 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	3.05%	3.70%	18.67%	11.31%	8.27%	11.27%
MSCI World Index	1.01%	4.94%	15.47%	10.20%	6.03%	4.08%
Lipper Global Funds Index[12]	0.86%	3.86%	14.81%	9.09%	6.10%	4.96%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Credit Suisse Group	4.9
Julius Baer Group, Ltd.	4.2
TE Connectivity, Ltd.	4.0
Union Pacific Corp.	3.7
Oracle Corp.	3.7
Bank Of America Corp.	3.7
General Motors Co.	3.5
MasterCard, Inc., Class A	3.5
The Interpublic Group of Cos., Inc.	3.4
CNH Industrial N.V.	3.3
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	41
Net Assets	$3.6 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$70.4 billion
Median Market Cap	$28.2 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	31%
Expense Ratio - Class I (as of 09/30/13)	1.13%
Expense Ratio - Class I (as of 09/30/14)	1.11%
SECTOR ALLOCATION	% of Net Assets
Financials	23.7
Information Technology	23.6
Consumer Discretionary	15.8
Industrials	15.5
Consumer Staples	5.5
Health Care	5.3
Materials	4.6
Energy	4.2
Short-Term Investments and Other	1.8
GEOGRAPHIC ALLOCATION
% of Equity
North America	46.5
United States	46.5
Europe	41.9
Switzerland	23.1
Netherlands*	6.2
France*	4.9
U.K.	4.0
Germany*	3.7
% of Equity
Asia	8.9
Japan	6.3
South Korea	2.6
Australasia	2.7
Australia	2.7

*  Euro currency countries comprise 14.8% of equity investments

18 OAKMARK FUNDS

Oakmark Global Fund  December 31, 2014

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

The Year of Global Divergence

U.S. investors enjoyed another year of double-digit equity market returns in 2014. Unfortunately, only a few small country markets, such as Israel and Ireland, could also make that positive double-digit claim. From the perspective of a dollar-based investor, many foreign markets declined in the year, and three—Portugal, Austria and Norway—lost more than 20%! All in all, it was a challenging year to be a U.S.-domiciled, diversified global investor.

For the quarter the Oakmark Global Fund gained 3%, which compares to the MSCI World Index's11 1% return in the period and the Lipper Global Funds Index's12 gain of 1%. For all of calendar 2014 the Fund returned 4%, which contrasts to 5% for the MSCI World Index, and 4% for the Lipper Global Funds Index. Since inception in 1999, the Fund has achieved a compound annual rate of return of 11%, which compares to 4% for the MSCI World Index and 5% for the Lipper Global Funds Index.

For the quarter the countries that contributed the most to the Fund's return were the U.S., Switzerland and Australia, while the leading detractors were the Netherlands, France and the United Kingdom. The five largest contributors to Fund return in the quarter were Oracle (U.S.), TE Connectivity (Switzerland), MasterCard (U.S.), Interpublic Group (U.S.) and Health Net (U.S.). The Fund holdings that detracted most were Credit Suisse (Switzerland), Fugro (Netherlands), Tenet Healthcare (U.S.), National Oilwell Varco (U.S.) and BNP Paribas (France). Given the remarkable collapse in the price of oil in the quarter, it followed that the Fund's two oil service holdings were on the detractors' list, but European bank stocks also languished in the period.

For all of 2014 the U.S., Australia and Switzerland contributed most to investment return, while the Netherlands, the United Kingdom and France detracted most. By this point it comes as no surprise that five U.S. holdings were the leading return contributors for the year: Health Net, Union Pacific, Oracle, Applied Materials and Intel. Fugro, CNH Industrial (Netherlands), Credit Suisse, Daiwa (Japan) and General Motors (U.S.) detracted most from return.

Does domicile really matter?

In 2014 the issue of inequality became important in academic circles and political debate. Although most discussions focused on differences in personal income, inequality in national prosperity has great importance for us as investors. Clearly our U.S. equity holdings have benefited from a comparatively strong home economy. One must be careful, however, not to think narrowly concerning any individual company's nation of domicile. For example, Intel may be based in Santa Clara, California, but the vast majority of its revenues originate outside the U.S. Similarly, CNH is headquartered in the Netherlands, but its single largest market for sales—about 25%—is the U.S. and its second largest is Brazil at 14%. Fugro and National Oilwell Varco were both disappointing holdings for us in 2014 despite one being domiciled in the economically stronger U.S. When we analyze a company as a potential investment, its home base is relevant primarily for us to understand the laws and accounting conventions under which it must operate. Once a company has passed the criteria screens (which includes a domicile screen), the key for us is to analyze properly the economics of the business, which includes understanding the company's ownership structure and evaluating the alignment of management with shareholders. In 2014 it appeared that U.S. domicile trumped all other characteristics, but we've found that the investing world has a history of restoring equilibrium to such imbalances. Withal, we will continue to seek out value wherever we may find it.

Portfolio Activity

At the end of the year we often read quotes such as this from the December 31 New York Times: "Trading was slow [on December 30] as most investors have closed their books for 2014." We find such statements totally perplexing, if not absurd. Every hour that equity markets are open for trading we look to improve the performance of the Fund, whether by tactical adjustments to Fund holdings or by taking advantage of new opportunities that the markets provide. This does not, however, mean that our process typically involves heavy trading, as the Fund's 31% turnover ratio for the past 12 months attests.

Nevertheless, the December quarter was an active one for the Fund as we initiated two new holdings, both U.S.-domiciled, and eliminated five from the portfolio. Overall activity left the U.S. portfolio weight stable at 45%. Both new purchases may surprise Fund shareholders at first glance, but we believe that they demonstrate how companies and their valuations evolve over time. Chesapeake Energy attracted us because of a change in management. We often state the importance we ascribe to the alignment of management and shareholder interests for a potential investment. In Chesapeake's case, for years we viewed the company as owning an attractive portfolio of assets, but we were unconvinced that management's interests were appropriately aligned with shareholders. This changed in 2013 when a new CEO and board of directors took control. This new team has simplified the company, sold off low-priority assets, paid down debt and installed "return on invested capital" compensation structures. Despite these improvements, the stock, in our opinion, trades very cheaply because of the recent rout in oil and natural gas prices. We have no forecast for short-term energy prices, but we believe that Chesapeake's improved internal dynamics should enable it to adjust to a new pricing environment.

oakmark.com 19

Oakmark Global Fund  December 31, 2014

Portfolio Manager Commentary (continued)

The second new holding is Google, a company whose services are probably well-known to Fund shareholders. For us, Google is an example of a wonderful company that has grown into its valuation. Despite the U.S. stock market's 2014 strength, Google's share price eroded over the year because of a combination of new regulatory threats, particularly in Europe, and decelerating revenue growth. While other investors may fret over revenue deceleration, we find Google's current growth rate to be extraordinary for such a large company and believe that it amply demonstrates the strength of the business model. Intrusive regulation remains a possibility, but we believe that the current stock price adequately discounts that possibility.

Turning to the portfolio eliminations, Laboratory Corporation of America (U.S.) was the Fund's longest-held U.S. investment. In our view, the company successfully grew its intrinsic value per share over the holding period, and we thank LabCorp's management team for its contribution to the Fund's success.

Given the strength of the Japanese market over the past couple of years, it should come as no surprise that three of our four non-U.S. eliminations came from Japan—Kansai Paint, Canon and Yamaha Motors. The extremely cheap valuations we found in Japanese-listed companies in 2011 and 2012 appear to have been corrected. As such, our significant weighting there has moved from a high of 24%, versus the MSCI World weighting of (11%), to our current weighting of 6.4% (whereas MSCI World is at 8%). We also sold Akzo Nobel (Netherlands) because of its diminished relative attractiveness.

Currency Hedges

Although the U.S. dollar appreciated versus many foreign currencies during the quarter, we continued to believe some currencies are overvalued. Based on the increased strength of the U.S. dollar, we decreased our defensive currency hedges. As of quarter end, approximately 25% of the Swiss franc and 23% of the Australian dollar were hedged.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

20 OAKMARK FUNDS

Oakmark Global Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.2%
FINANCIALS - 23.7%
DIVERSIFIED FINANCIALS - 13.9%
Credit Suisse Group (Switzerland) Diversified Capital Markets	6,865	$172,461
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	3,243	148,078
Franklin Resources, Inc. (United States) Asset Management & Custody Banks	1,697	93,941
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	10,253	80,282
		494,762
BANKS - 9.8%
Bank of America Corp. (United States) Diversified Banks	7,279	130,217
BNP Paribas SA (France) Diversified Banks	1,874	110,624
Citigroup, Inc. (United States) Diversified Banks	1,979	107,100
		347,941
		842,703
INFORMATION TECHNOLOGY - 23.6%
TECHNOLOGY HARDWARE & EQUIPMENT - 9.5%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	2,268	143,419
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	74	88,846
Hirose Electric Co., Ltd. (Japan) Electronic Components	576	66,864
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	904	38,222
		337,351
SOFTWARE & SERVICES - 8.9%
Oracle Corp. (United States) Systems Software	2,897	130,269
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,430	123,183
Google, Inc., Class C (United States) (a) Internet Software & Services	119	62,839
		316,291
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
Applied Materials, Inc. (United States) Semiconductor Equipment	3,822	95,242
Intel Corp. (United States) Semiconductors	2,396	86,932
		182,174
		835,816
	Shares	Value
CONSUMER DISCRETIONARY - 15.8%
AUTOMOBILES & COMPONENTS - 8.2%
General Motors Co. (United States) Automobile Manufacturers	3,610	$126,039
Daimler AG (Germany) Automobile Manufacturers	1,126	93,552
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,185	73,852
		293,443
MEDIA - 4.7%
The Interpublic Group of Cos., Inc. (United States) Advertising	5,762	119,679
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	1,812	47,299
		166,978
CONSUMER DURABLES & APPAREL - 2.9%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,148	101,807
		562,228
INDUSTRIALS - 15.5%
CAPITAL GOODS - 7.7%
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	14,501	117,387
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	2,243	65,004
Rheinmetall AG (Germany) Industrial Conglomerates	836	36,386
Smiths Group PLC (UK) Industrial Conglomerates	1,846	31,381
Travis Perkins PLC (UK) Trading Companies & Distributors	840	24,174
		274,332
TRANSPORTATION - 6.1%
Union Pacific Corp. (United States) Railroads	1,102	131,246
Kuehne + Nagel International AG (Switzerland) Marine	439	59,645
FedEx Corp. (United States) Air Freight & Logistics	151	26,181
		217,072
COMMERCIAL & PROFESSIONAL SERVICES - 1.7%
Adecco SA (Switzerland) Human Resource & Employment Services	875	60,133
		551,537

oakmark.com 21

Oakmark Global Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 98.2% (continued)
CONSUMER STAPLES - 5.5%
FOOD, BEVERAGE & TOBACCO - 5.5%
Diageo PLC (UK) Distillers & Vintners	2,984	$85,489
Danone SA (France) Packaged Foods & Meats	933	60,968
Nestle SA (Switzerland) Packaged Foods & Meats	663	48,362
		194,819
HEALTH CARE - 5.3%
HEALTH CARE EQUIPMENT & SERVICES - 5.3%
Health Net, Inc. (United States) (a) Managed Health Care	1,997	106,905
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,611	81,648
		188,553
MATERIALS - 4.6%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	35,842	92,713
Holcim, Ltd. (Switzerland) Construction Materials	976	69,769
		162,482
ENERGY - 4.2%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,210	79,298
Chesapeake Energy Corp. (United States) Oil & Gas Exploration & Production	1,772	34,684
Fugro NV (Netherlands) Oil & Gas Equipment & Services	1,630	33,848
		147,830
TOTAL COMMON STOCKS - 98.2% (COST $2,877,275)		3,485,968
	Par Value	Value
SHORT TERM INVESTMENT - 2.0%
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/14 due 01/02/15, repurchase price $71,634, collateralized by a United States Treasury Note, 2.000%, due 08/31/21, value plus accrued interest of $73,068 (Cost: $71,634)	71,634	$71,634
TOTAL SHORT TERM INVESTMENTS - 2.0% (COST $71,634)		71,634
TOTAL INVESTMENTS - 100.2% (COST $2,948,909)		3,557,602
Liabilities In Excess of Other Assets - (0.2)%		(6,706)
TOTAL NET ASSETS - 100.0%		$3,550,896

Securities of aggregate value of $1,721,625 were valued at a fair value in accordance with procedures established by the Board of Trustees

(a)  Non-income producing security

22 OAKMARK FUNDS

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oakmark.com 23

Oakmark Global Select Fund  December 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	1.83%	2.57%	19.37%	12.20%	8.55%
MSCI World Index	1.01%	4.94%	15.47%	10.20%	4.85%
Lipper Global Funds Index[12]	0.86%	3.86%	14.81%	9.09%	4.78%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
CNH Industrial N.V.	5.8
Bank Of America Corp.	5.7
Daimler AG	5.7
Oracle Corp.	5.6
JPMorgan Chase & Co.	5.5
Cie Financiere Richemont SA	5.3
American International Group, Inc.	5.2
Amazon, Inc.	5.0
TE Connectivity, Ltd.	5.0
Diageo PLC	5.0
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$2.0 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$99.3 billion
Median Market Cap	$71.8 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	24%
Expense Ratio - Class I (as of 09/30/13)	1.15%
Expense Ratio - Class I (as of 09/30/14)	1.13%
SECTOR ALLOCATION	% of Net Assets
Financials	26.1
Information Technology	22.7
Consumer Discretionary	20.9
Industrials	9.9
Consumer Staples	9.2
Energy	4.8
Health Care	0.8
Short-Term Investments and Other	5.6
GEOGRAPHIC ALLOCATION
% of Equity
Europe	47.6
Switzerland	20.6
France*	9.6
Netherlands*	6.1
Germany*	6.0
U.K.	5.3
North America	42.8
United States	42.8
% of Equity
Asia	9.6
Japan	5.2
South Korea	4.4

*  Euro currency countries comprise 21.7% of equity investments

24 OAKMARK FUNDS

Oakmark Global Select Fund  December 31, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 2% for the quarter ended December 31, 2014, outperforming the MSCI World Index's11 1% return. For the calendar year, the Fund returned 3%, underperforming the MSCI World Index return of 5%. The Fund has returned an average of 9% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5% over the same period.

Oracle (U.S.) was the top contributor for the quarter, returning 18%. Oracle's share price continued its recovery after reporting solid results this quarter, which were better than investors had expected. Over the past few months, we have spoken with both of the newly appointed CEOs (Safra Catz and Mark Hurd, who were promoted as Larry Ellison moves from CEO to Executive Chairman and Chief Technology Officer), and we remain comfortable with the company's leadership, strategy and prospects. Additionally, we continue to be excited about Oracle's transition to cloud-based services and its strong reported revenue growth of 45% year-over-year. It was also reported during the quarter that Oracle and SAP reached an agreement on copyright infringement litigation, providing Oracle with $357 million in damages. We believe that Oracle is a solid investment that will reward shareholders into the future.

The largest detractor for the quarter was Apache (U.S.), a global oil and gas exploration and production company, falling 18%. As with most oil and gas exploration companies, Apache's share price is sometimes influenced by the direction of oil prices, which have fallen dramatically in recent months. The weakness in oil prices enabled us to purchase the name for the portfolio during the quarter at what we believed to be an attractive price. Apache has outlined a strategic plan to divest its nearly fully valued oil and gas assets and announced its intent to spin-off or sell all of its international assets and use the proceeds from these transactions for share repurchases. In line with this plan, in December Apache announced a deal to sell two of its natural gas projects. Although the price of the deal was a bit short of our estimates, we remain confident in management's ability to divest fully valued assets and return proceeds to shareholders. Furthermore, newly appointed COO John Christmann recently changed the company's capital allocation process and implemented a system for ranking the internal rates of return on wells across North America that should ensure a more efficient use of capital. In addition, Christmann replaced the operating heads of each region, changing their compensation metrics to focus on returns, and he also put in place a new geoscience team, which he considers to be the "best in the business." In our view, these improvements are strengthening Apache's underlying value, and we believe the true quality of this company is currently under-appreciated by the market.

There was abundant trading activity during the quarter. We sold our positions in Canon (Japan), Capital One Financial (U.S.), FedEx (U.S.) and Intel (U.S.); the positions were sold because they either approached our estimate of fair value or we identified other investments with what we believe is a better risk-return profile. We purchased three new names during the quarter: Apache (discussed above); MasterCard, a global payment system company; and Samsung Electronics, South Korea's top electronics company and world leader in semiconductors.

Geographically, 43% of the Fund's holdings were invested in U.S.-domiciled companies as of December 31, while approximately 48% were allocated to equities in Europe, 5% in Japan and 4% in South Korea.

While the U.S. dollar appreciated versus many foreign currencies during the quarter, we continued to believe some currencies are overvalued. As of quarter-end, approximately 25% of the Fund's Swiss franc exposure was hedged.

We would like to thank our shareholders for continuing to support us and our value investing philosophy. We wish you all a happy and prosperous new year!

oakmark.com 25

Oakmark Global Select Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.4%
FINANCIALS - 26.1%
BANKS - 11.1%
Bank of America Corp. (United States) Diversified Banks	6,237	$111,580
JPMorgan Chase & Co. (United States) Diversified Banks	1,722	107,763
		219,343
DIVERSIFIED FINANCIALS - 9.8%
Credit Suisse Group (Switzerland) Diversified Capital Markets	3,872	97,264
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	12,206	95,574
		192,838
INSURANCE - 5.2%
American International Group, Inc. (United States) Multi-line Insurance	1,822	102,050
		514,231
INFORMATION TECHNOLOGY - 22.7%
SOFTWARE & SERVICES - 13.5%
Oracle Corp. (United States) Systems Software	2,450	110,177
Google, Inc., Class A (United States) (a) Internet Software & Services	167	88,355
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	781	67,308
		265,840
TECHNOLOGY HARDWARE & EQUIPMENT - 9.2%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,554	98,284
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	68	81,873
		180,157
		445,997
CONSUMER DISCRETIONARY - 20.9%
CONSUMER DURABLES & APPAREL - 10.2%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,183	104,901
Kering (France) Apparel, Accessories & Luxury Goods	502	96,469
		201,370
AUTOMOBILES & COMPONENTS - 5.7%
Daimler AG (Germany) Automobile Manufacturers	1,343	111,542
RETAILING - 5.0%
Amazon.com, Inc. (United States) (a) Internet Retail	319	99,002
		411,914
	Shares	Value
INDUSTRIALS - 9.9%
CAPITAL GOODS - 5.8%
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	14,042	$113,670
TRANSPORTATION - 4.1%
Kuehne + Nagel International AG (Switzerland) Marine	605	82,113
		195,783
CONSUMER STAPLES - 9.2%
FOOD, BEVERAGE & TOBACCO - 9.2%
Diageo PLC (UK) Distillers & Vintners	3,426	98,153
Danone SA (France) Packaged Foods & Meats	1,257	82,158
		180,311
ENERGY - 4.8%
Apache Corp. (United States) Oil & Gas Exploration & Production	1,500	94,005
HEALTH CARE - 0.8%
HEALTH CARE EQUIPMENT & SERVICES - 0.8%
Medtronic, Inc. (United States) Health Care Equipment	212	15,306
TOTAL COMMON STOCKS - 94.4% (COST $1,731,120)		1,857,547
	Par Value	Value
SHORT TERM INVESTMENTS - 6.0%
REPURCHASE AGREEMENT - 6.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/14 due 01/02/15, repurchase price $118,076, collateralized by United States Treasury Notes, 2.250%, due 03/31/21- 04/30/21, aggregate value plus accrued interest of $120,439 (Cost: $118,076)	118,076	118,076
TOTAL SHORT TERM INVESTMENTS - 6.0% (COST $118,076)		118,076
TOTAL INVESTMENTS - 100.4% (COST $1,849,196)		1,975,623
Liabilities In Excess of Other Assets - (0.4)%		(7,969)
TOTAL NET ASSETS - 100.0%		$1,967,654

Securities of aggregate value of $963,717 were valued at a fair value in accordance with procedures established by the Board of Trustees

(a)  Non-income producing security

26 OAKMARK FUNDS

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oakmark.com 27

Oakmark International Fund  December 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	-0.45%	-5.41%	16.50%	9.56%	7.99%	10.39%
MSCI World ex U.S. Index	-3.69%	-4.32%	10.47%	5.21%	4.64%	6.22%
MSCI EAFE Index[14]	-3.57%	-4.90%	11.06%	5.33%	4.43%	6.00%
Lipper International Funds Index[15]	-2.73%	-4.23%	11.59%	5.70%	5.29%	7.07%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Credit Suisse Group	5.1
BNP Paribas SA	3.8
Cie Financiere Richemont SA	3.3
Allianz SE	3.3
Daimler AG	3.3
Honda Motor Co., Ltd.	3.2
Intesa Sanpaolo SPA	3.1
Bayerische Motoren Werke (BMW) AG	3.1
Experian PLC	2.9
Toyota Motor Corp.	2.8
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	57
Net Assets	$27.8 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$50.3 billion
Median Market Cap	$18.1 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	39%
Expense Ratio - Class I (as of 09/30/13)	0.98%
Expense Ratio - Class I (as of 09/30/14)	0.95%
SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	27.1
Financials	26.6
Industrials	22.1
Consumer Staples	9.1
Materials	5.1
Information Technology	4.8
Health Care	2.1
Short-Term Investments and Other	3.1
GEOGRAPHIC ALLOCATION
% of Equity
Europe	80.9
Switzerland	18.8
U.K.	16.0
France*	14.8
Germany*	11.2
Netherlands*	6.6
Italy*	6.2
Sweden	4.3
Ireland*	3.0
% of Equity
Asia	15.0
Japan	10.7
South Korea	2.8
Hong Kong	1.5
Australasia	3.8
Australia	3.8
Middle East	0.2
Israel	0.2
North America	0.1
Canada	0.1

*  Euro currency countries comprise 41.8% of equity investments

28 OAKMARK FUNDS

Oakmark International Fund  December 31, 2014

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 0.5% for the quarter ended December 31, 2014, outperforming the MSCI World ex U.S. Index13, which declined 4% over the same period. The Fund's calendar-year performance was weak in absolute and relative terms, declining 5% versus the MSCI World ex U.S. Index's loss of 4%. Most importantly, the Fund has returned an average of 10% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

Daimler AG, a leading global vehicle manufacturer, was the quarter's top contributor, returning 9%. Daimler's third-quarter results released late in October showed overall revenue growth of 10% from the year-ago period. Additionally, free cash flow reached approximately EUR 3.4 billion, which was nearly twice the EUR 1.8 billion from one year ago. For the full fiscal nine months, revenues in its core Mercedes-Benz division were stronger than our forecast, driven by unit sales increases mainly in China and the U.S. Despite continued weakness in Germany, Western Europe improved in the third quarter. We recently met with CFO Bodo Uebber to discuss details of Daimler's previously announced long-term strategy, which includes increasing the number of Mercedes-Benz dealerships and unit sales in China and capitalizing on recent dealership improvements (better sales training, new technology systems) to steadily boost division profits, as well as initiatives to strengthen business in other divisions. We think that Daimler's management team is taking the right steps that will result in continued benefits to shareholders.

Honda Motors, another leading global vehicle manufacturer, was the quarter's biggest detractor, falling 15%. Honda's second-quarter operating profit was below investors' expectations, partially due to costs associated with a vehicle recall in Japan. The company reduced its full-year auto sales volume guidance and lowered its net profit forecast, but left its total operating profit expectations unchanged. Despite lower earnings, management reduced its current capital spending budget and expects free cash flow to improve for the remainder of the year. During the quarter, the National Highway Traffic Safety Administration opened a probe into whether Honda failed to report incidents involving air bag malfunctions that resulted in injuries or deaths. Subsequently, Honda launched its own independent audit of "potential inaccuracies" related to under-reporting. Because an outside company manufactured the airbags, we believe that company may be held partially responsible for any liability claims made against Honda. Based on similar circumstances involving vehicle manufacturer recalls, our assessment is that Honda's liability should not materially affect its shareholders. Global auto demand remains strong, which we think will benefit Honda, and we expect the company's performance will improve.

In previous commentaries we discussed the succession of issues faced by Tesco, a U.K. based grocery retailer, and our reassessment of fair value estimates. Typically, when we make an error in judgment on a stock, we have confidence it will overcome any short-term headwinds and recover. However, we recognized this investment was a mistake and thus sold our shares. Tesco was the largest detractor for the calendar year and was a major cause of our underperformance for the year. Although we strive to keep investment errors to a minimum, we do learn from our mistakes.

During the quarter we sold our positions in Givaudan, Novartis and Sanofi as they approached or hit our estimate of intrinsic value. We also sold our shares of Hermes, which we received as part of a corporate action related to our holding of LVMH. We added one new name to the portfolio for the quarter: Continental, one of Europe's largest manufacturers of tires for cars, trucks, bicycles and agricultural equipment.

Geographically we ended the quarter with 81% of our holdings in Europe, 11% in Japan and 4% in Australia. The remaining positions are in North America (Canada), South Korea, Hong Kong, and the Middle East (Israel).

While the U.S. dollar appreciated versus many foreign currencies during the quarter, we continued to believe some currencies are overvalued. Based on the increased strength of the U.S. dollar, we decreased our defensive currency hedges. As of quarter-end, approximately 25% of the Swiss franc, 23% of the Australian dollar and 14% of the Swedish krona were hedged.

We would like to thank our shareholders for continuing support us and our value investing philosophy. We wish you all a very happy and prosperous new year!

oakmark.com 29

Oakmark International Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.9%
CONSUMER DISCRETIONARY - 27.1%
AUTOMOBILES & COMPONENTS - 12.5%
Daimler AG (Germany) Automobile Manufacturers	10,983	$912,149
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	30,777	902,941
Bayerische Motoren Werke (BMW) AG (Germany) Automobile Manufacturers	7,881	850,525
Toyota Motor Corp. (Japan) Automobile Manufacturers	12,604	785,448
Continental AG (Germany) Auto Parts & Equipment	80	16,916
		3,467,979
CONSUMER DURABLES & APPAREL - 10.0%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	10,461	927,476
Kering (France) Apparel, Accessories & Luxury Goods	3,373	648,268
Prada SPA (Italy) Apparel, Accessories & Luxury Goods	103,183	580,721
LVMH Moet Hennessy Louis Vuitton SA (France) (b) Apparel, Accessories & Luxury Goods	2,968	470,168
Christian Dior SA (France) Apparel, Accessories & Luxury Goods	1,014	173,506
		2,800,139
MEDIA - 2.4%
WPP PLC (UK) Advertising	18,869	392,324
Publicis Groupe SA (France) Advertising	3,216	230,618
Thomson Reuters Corp. (Canada) Publishing	975	39,330
		662,272
CONSUMER SERVICES - 1.4%
Melco Crown Entertainment, Ltd. (Hong Kong) (c) Casinos & Gaming	15,860	402,851
RETAILING - 0.8%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	5,242	217,775
		7,551,016
	Shares	Value
FINANCIALS - 26.6%
DIVERSIFIED FINANCIALS - 10.0%
Credit Suisse Group (Switzerland) Diversified Capital Markets	56,778	$1,426,340
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	87,280	683,414
Schroders PLC (UK) Asset Management & Custody Banks	11,278	468,759
Exor SPA (Italy) Multi-Sector Holdings	5,127	210,354
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	1,009
		2,789,876
BANKS - 9.3%
BNP Paribas SA (France) Diversified Banks	17,834	1,052,801
Intesa Sanpaolo SPA (Italy) Diversified Banks	301,987	876,034
Lloyds Banking Group PLC (UK) (a) Diversified Banks	555,087	652,926
		2,581,761
INSURANCE - 7.3%
Allianz SE (Germany) Multi-line Insurance	5,523	914,720
Willis Group Holdings PLC (UK) Insurance Brokers	14,917	668,436
AMP, Ltd. (Australia) Life & Health Insurance	99,679	443,948
		2,027,104
		7,398,741
INDUSTRIALS - 22.1%
CAPITAL GOODS - 14.0%
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	93,721	758,677
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	22,171	642,640
SKF AB (Sweden) Industrial Machinery	25,798	543,451
Safran SA (France) Aerospace & Defense	6,717	414,399
Schindler Holding AG (Switzerland) Industrial Machinery	2,527	364,869
Meggitt PLC (UK) Aerospace & Defense	43,239	347,824
Smiths Group PLC (UK) Industrial Conglomerates	19,281	327,851
Atlas Copco AB, Series B (Sweden) Industrial Machinery	11,716	299,914
Wolseley PLC (UK) Trading Companies & Distributors	3,255	186,104
		3,885,729

30 OAKMARK FUNDS

Oakmark International Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.9% (continued)
INDUSTRIALS - 22.1% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 5.9%
Experian Group, Ltd. (Ireland) Research & Consulting Services	47,910	$807,612
Adecco SA (Switzerland) Human Resource & Employment Services	8,523	585,858
Secom Co., Ltd. (Japan) Security & Alarm Services	1,992	114,450
G4S PLC (UK) Security & Alarm Services	16,963	73,172
Meitec Corp. (Japan) Research & Consulting Services	2,273	67,184
		1,648,276
TRANSPORTATION - 2.2%
Kuehne + Nagel International AG (Switzerland) Marine	4,591	623,620
		6,157,625
CONSUMER STAPLES - 9.1%
FOOD, BEVERAGE & TOBACCO - 8.9%
Diageo PLC (UK) Distillers & Vintners	26,571	761,173
Danone SA (France) Packaged Foods & Meats	9,159	598,781
Nestle SA (Switzerland) Packaged Foods & Meats	5,931	432,359
Pernod Ricard SA (France) Distillers & Vintners	3,675	408,409
Heineken Holdings NV (Netherlands) Brewers	2,667	166,988
Swedish Match AB (Sweden) Tobacco	3,178	99,586
		2,467,296
FOOD & STAPLES RETAILING - 0.2%
Koninklijke Ahold NV (Netherlands) Food Retail	3,690	65,576
		2,532,872
MATERIALS - 5.1%
Holcim, Ltd. (Switzerland) Construction Materials	10,096	721,704
Orica, Ltd. (Australia) Commodity Chemicals	37,166	569,514
Akzo Nobel NV (Netherlands) Specialty Chemicals	1,997	138,200
		1,429,418
INFORMATION TECHNOLOGY - 4.8%
TECHNOLOGY HARDWARE & EQUIPMENT - 3.4%
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	624	750,747
Canon, Inc. (Japan) Technology Hardware, Storage & Peripherals	5,663	179,992
		930,739
	Shares	Value
SOFTWARE & SERVICES - 1.4%
SAP SE (Germany) Application Software	4,636	$323,745
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	831	65,284
		389,029
		1,319,768
HEALTH CARE - 2.1%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
GlaxoSmithKline PLC (UK) Pharmaceuticals	19,789	424,535
HEALTH CARE EQUIPMENT & SERVICES - 0.6%
Olympus Corp. (Japan) (a) Health Care Equipment	4,209	147,425
		571,960
TOTAL COMMON STOCKS - 96.9% (COST $25,795,265)		26,961,400
	Par Value	Value
SHORT TERM INVESTMENTS - 2.6%
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/14 due 01/02/15, repurchase price $422,615, collateralized by a United States Treasury Note, 2.000%, due 08/31/21, value plus accrued interest of $431,068 (Cost: $422,615)	422,615	422,615
GOVERNMENT AND AGENCY SECURITIES - 0.9%
United States Treasury Floating Rate Note, 0.109%, due 04/30/16 (d) (Cost $250,000)	250,000	249,988
Total Government and Agency Securities (Cost $250,000)		249,988
COMMERCIAL PAPER - 0.2%
J.P. Morgan Securities LLC, 0.25%, due 02/11/15 (e) (Cost $49,986)	50,000	49,986
TOTAL SHORT TERM INVESTMENTS - 2.6% (COST $722,601)		722,589
TOTAL INVESTMENTS - 99.5% (COST $26,517,866)		27,683,989
Foreign Currencies (Cost $1) - 0.0% (f)		1
Other Assets In Excess of Liabilities - 0.5%		139,372
TOTAL NET ASSETS - 100.0%		$27,823,362

Securities of aggregate value of $25,785,499 were valued at a fair value in accordance with procedures established by the Board of Trustees

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Sponsored American Depositary Receipt

(d)  Floating Rate Note. Rate shown is as of December 31, 2014.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  Amount rounds to less than 0.1%.

oakmark.com 31

Oakmark International Small Cap Fund  December 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 12/31/04 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	-2.65%	-7.72%	11.73%	7.21%	6.80%	9.80%
MSCI World ex U.S. Small Cap Index	-3.38%	-5.34%	11.77%	7.91%	5.87%	N/A
MSCI World ex U.S. Index[13]	-3.69%	-4.32%	10.47%	5.21%	4.64%	5.33%
Lipper International Small Cap Funds Index[17]	-2.94%	-5.43%	13.76%	9.03%	7.39%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Julius Baer Group, Ltd.	4.6
Michael Page International PLC	3.6
Konecranes Plc	3.4
Sugi Holdings Co., Ltd.	3.1
MTU Aero Engines AG	3.0
Sulzer AG	2.8
Incitec Pivot, Ltd.	2.8
Panalpina Welttransport Holding AG	2.7
Hirose Electric Co., Ltd.	2.7
BS Financial Group, Inc.	2.5
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	61
Net Assets	$2.9 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$2.9 billion
Median Market Cap	$1.8 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	38%
Expense Ratio - Class I (as of 09/30/13)	1.35%
Expense Ratio - Class I (as of 09/30/14)	1.31%
SECTOR ALLOCATION	% of Net Assets
Industrials	40.3
Information Technology	15.9
Financials	13.8
Consumer Staples	11.1
Consumer Discretionary	7.4
Materials	3.9
Health Care	3.8
Energy	0.9
Short-Term Investments and Other	2.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	64.6
U.K.	17.9
Switzerland	17.1
Italy*	6.8
Germany*	5.0
France*	4.7
Netherlands*	3.8
Finland*	3.5
Norway	2.6
Denmark	1.9
Greece*	0.9
Spain*	0.4
% of Equity
Asia	19.8
Japan	11.9
South Korea	4.6
Hong Kong	3.3
Australasia	12.2
Australia	11.4
New Zealand	0.8
Latin America	1.5
Brazil	1.5
Middle East	1.0
Israel	1.0
North America	0.9
United States	0.5
Canada	0.4

*  Euro currency countries comprise 25.1% of equity investments

32 OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2014

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund declined 2.7% for the quarter ended December 31, 2014, slightly less than the MSCI World ex U.S. Small Cap Index16, which declined 3.4% for the same period. For the year ended December 31, the Fund declined 8%, and the MSCI World ex U.S. Small Cap Index declined 5%. Since the Fund's inception in November 1995, it has returned an average of 10% per year.

The top performing stock in the Fund this past quarter was gategroup ("Gate"), a Swiss company that provides services to the travel industry, including flight catering, airport services and lounge operation. During the quarter Gate reported its third quarter results, which showed that its multiyear restructuring program was beginning to have a positive impact on group margins. Furthermore, 2014 proved to be one of the better operating environments for the airline industry (Gate's key customers) since the financial crisis due to robust passenger growth and recent declines in oil prices, which have helped airline profitability. The more favorable macro backdrop should benefit Gate into 2015, but the key driver to value creation will be the continued execution of its cost-reduction plans. In November, Gate's board appointed Christoph Schmitz as its new Chief Financial Officer, which we hope leads to better execution of the cost-reduction plan and increased focus on improving the cash conversion of the business.

The Fund's largest detractor for the quarter was DGB Financial Group, a regional South Korean financial holding company that provides a full range of consumer and commercial banking-related financial services. Late in October, DGB released its third quarter results, which were only slightly below our estimates but were weaker than its peers in South Korea. In mid-November, DGB announced a rights issuance, which ignited a significantly negative market response. DGB plans to use the additional capital to accommodate growing its loan business, to initiate an auto finance business and to acquire Woori Aviva Life Insurance Company. We also have concerns about the issuance, as the use of capital appears to be suboptimal and is counter to DGB's previously stated intentions of slowing growth in order to focus on harvesting better margins. However, we continue to believe DGB's primary business region and its current undervaluation support the stock's attractiveness.

Netherlands-domiciled geological engineering company Fugro was the largest detractor from performance for the calendar year due to continued declines in oil prices, which led to further postponements/cancellations of off-shore projects. During the fourth quarter Fugro announced another significant downgrade to its earnings outlook as well as a host of restructuring/impairment charges, which put into question its ability to comply with financial covenants. As the quarter progressed, Fugro's balance sheet improved as Royal Boskalis Westminster acquired nearly a 15% stake in the company and Fugro secured amendments to its financial covenants. However, falling oil prices could make the operating environment in 2015 even more challenging than it was in 2014.

Fugro is a highly operationally-geared business, and our original investment thesis assumed a continuation of high single-digit growth in off-shore exploration and production capital expenditures (E&P CAPEX), which has proven to be inaccurate. Because we miscalculated the operating environment for Fugro, over the past six months we have significantly reduced our estimate of Fugro's intrinsic value. However, even with the challenges Fugro faces, we believe that off-shore E&P CAPEX trends will eventually improve and that Fugro's market positions are strong, Thus, we remain invested in the name.

We added one new security to the Fund during the quarter, Spain-based Applus Services. Applus is a leading global certification company specializing in testing, inspection and certification services. The company provides solutions for clients in all sectors to ensure that their assets and products comply with environmental, quality, health and safety standards and regulations. During the quarter we sold Nifco and Yamaha Motor from the Fund.

Geographically we ended the quarter with 20% of our holdings in Asia, 65% in Europe and 12% in Australasia. The remaining positions are in North America (Canada and the U.S.), Latin America (Brazil) and the Middle East (Israel).

While the U.S. dollar has strengthened, we still maintain hedge positions on three of the Fund's currency exposures. As of the recent quarter end and as a result of the strengthening dollar, we decreased the Fund's Australian dollar hedge to 24%, the Norwegian krone exposure to 19% and the Swiss franc exposure to 25%.

We thank you for your continued confidence and support and wish all of you a very happy and healthy 2015!

oakmark.com 33

Oakmark International Small Cap Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.1%
INDUSTRIALS - 40.3%
CAPITAL GOODS - 21.3%
Konecranes OYJ (Finland) Industrial Machinery	3,410	$97,495
MTU Aero Engines AG (Germany) Aerospace & Defense	1,000	86,923
Sulzer AG (Switzerland) Industrial Machinery	757	80,988
Morgan Advanced Materials PLC (UK) Industrial Machinery	14,358	70,414
Prysmian SpA (Italy) Electrical Components & Equipment	3,518	64,119
Travis Perkins PLC (UK) Trading Companies & Distributors	1,815	52,240
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	208	51,851
Saft Groupe SA (France) Electrical Components & Equipment	1,596	48,418
Rheinmetall AG (Germany) Industrial Conglomerates	724	31,527
Interpump Group SpA (Italy) Industrial Machinery	1,126	15,799
Wajax Corp. (Canada) Trading Companies & Distributors	379	10,035
		609,809
COMMERCIAL & PROFESSIONAL SERVICES - 13.2%
Michael Page International PLC (UK) Human Resource & Employment Services	16,041	102,291
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	1,443	69,441
Kaba Holding AG (Switzerland) Security & Alarm Services	132	66,496
Transpacific Industries Group, Ltd. (Australia) Environmental & Facilities Services	68,337	47,980
gategroup Holding AG (Switzerland) (a) Diversified Support Services	1,658	47,305
SThree PLC (UK) Human Resource & Employment Services	5,294	24,171
Brunel International N.V. (Netherlands) Human Resource & Employment Services	715	11,710
Applus Services SA (Spain) (a) Research & Consulting Services	875	9,638
		379,032
	Shares	Value
TRANSPORTATION - 5.8%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	582	$78,052
DSV AS (Denmark) Trucking	1,737	52,875
Freightways, Ltd. (New Zealand) Air Freight & Logistics	4,727	21,360
BBA Aviation PLC (UK) Airport Services	2,598	14,517
		166,804
		1,155,645
INFORMATION TECHNOLOGY - 15.9%
SOFTWARE & SERVICES - 8.3%
Atea ASA (Norway) IT Consulting & Other Services	6,963	71,940
Alten, Ltd. (France) IT Consulting & Other Services	1,234	52,612
Totvs SA (Brazil) Systems Software	3,292	43,342
Capcom Co., Ltd. (Japan) Home Entertainment Software	2,367	35,555
Altran Technologies SA (France) IT Consulting & Other Services	3,283	31,065
Oracle Corp. Japan (Japan) Systems Software	84	3,427
		237,941
TECHNOLOGY HARDWARE & EQUIPMENT - 7.6%
Hirose Electric Co., Ltd. (Japan) Electronic Components	668	77,538
Premier Farnell PLC (UK) Technology Distributors	23,325	63,762
Electrocomponents PLC (UK) Technology Distributors	14,311	47,558
Orbotech, Ltd. (Israel) (a) Electronic Equipment & Instruments	1,923	28,454
		217,312
		455,253
FINANCIALS - 13.8%
DIVERSIFIED FINANCIALS - 5.7%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,873	131,180
MLP AG (Germany) Asset Management & Custody Banks	4,568	20,213
Ichiyoshi Securities Co., Ltd. (Japan) Investment Banking & Brokerage	1,211	13,024
		164,417

34 OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.1% (continued)
FINANCIALS - 13.8% (continued)
BANKS - 4.5%
BS Financial Group, Inc. (South Korea) Regional Banks	5,481	$72,165
DGB Financial Group, Inc. (South Korea) Regional Banks	5,220	53,654
DGB Financial Group, Inc., Rights (South Korea) (a) (b)	1,090	1,384
		127,203
REAL ESTATE - 3.6%
Countrywide PLC (UK) Diversified Real Estate Activities	8,240	55,770
LSL Property Services PLC (UK) Real Estate Services	10,416	48,378
		104,148
		395,768
CONSUMER STAPLES - 11.1%
FOOD, BEVERAGE & TOBACCO - 6.3%
Davide Campari-Milano SPA (Italy) Distillers & Vintners	11,005	68,691
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	17,599	67,927
Goodman Fielder, Ltd. (Australia) Packaged Foods & Meats	82,343	43,024
		179,642
FOOD & STAPLES RETAILING - 4.8%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	2,203	89,909
Sundrug Co., Ltd. (Japan) Drug Retail	1,196	48,874
		138,783
		318,425
CONSUMER DISCRETIONARY - 7.4%
RETAILING - 3.2%
Hengdeli Holdings, Ltd. (Hong Kong) Specialty Stores	245,477	45,718
Myer Holdings, Ltd. (Australia) Department Stores	23,162	26,245
Carpetright PLC (UK) (a) Home Improvement Retail	3,168	19,777
		91,740
MEDIA - 2.1%
Hakuhodo DY Holdings, Inc. (Japan) Advertising	3,135	30,000
Asatsu-DK, Inc. (Japan) Advertising	1,229	29,567
		59,567
CONSUMER SERVICES - 1.6%
Melco International Development, Ltd. (Hong Kong) Casinos & Gaming	21,900	47,998
	Shares	Value
AUTOMOBILES & COMPONENTS - 0.5%
Autoliv, Inc. (United States) Auto Parts & Equipment	134	$14,220
		213,525
MATERIALS - 3.9%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	30,954	80,070
Titan Cement Co. SA (Greece) Construction Materials	1,037	24,057
Sika AG (Switzerland) Specialty Chemicals	2	5,575
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	183	2,835
		112,537
HEALTH CARE - 3.8%
HEALTH CARE EQUIPMENT & SERVICES - 3.3%
Primary Health Care, Ltd. (Australia) Health Care Services	13,832	52,925
Amplifon S.p.A. (Italy) Health Care Distributors	7,010	41,415
		94,340
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.5%
Tecan Group AG (Switzerland) Life Sciences Tools & Services	134	15,234
		109,574
ENERGY - 0.9%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	1,212	25,180
TOTAL COMMON STOCKS - 97.1% (COST $2,855,811)		2,785,907
	Par Value	Value
SHORT TERM INVESTMENTS - 1.5%
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/14 due 01/02/15, repurchase price $42,121, collateralized by a United States Treasury Note, 2.000% due 08/31/21, value plus accrued interest of $42,965 (Cost: $42,121)	42,121	42,121
TOTAL SHORT TERM INVESTMENTS - 1.5% (COST $42,121)		42,121
TOTAL INVESTMENTS - 98.6% (COST $2,897,932)		2,828,028
Other Assets In Excess of Liabilities - 1.4%		39,270
TOTAL NET ASSETS - 100.0%		$2,867,298

Securities of aggregate value of $2,434,701 were valued at a fair value in accordance with procedures established by the Board of Trustees

(a)  Non-income producing security

(b)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

oakmark.com 35

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

The information within should not be considered tax advice. Please consult your adviser for detailed information applicable to your unique situation.

Endnotes:

1.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

2.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

3.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

4.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

5.  ROIC refers to Return on Invested Capital and is a calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments.

6.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  According to Morningstar, as of 12/31/2014 the Oakmark Select Fund's (Class I) total-return percentile rank for the 2014 calendar year relative to all 1,568 funds in the U.S. Open End Large Blend Morningstar category was 6. The most favorable percentile rank is 1 and the least favorable percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

8.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

10.  "Investment: Loser's game" http://www.ft.com/intl/cms/s/0/f15a1f9c-876c-11e4-8c91-00144feabdc0.html#axzz3NyZQAYsX Financial Times; December 21, 2014.

11.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

12.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

36 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chairman

Michael J. Friduss*

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Steven S. Rogers

Kristi L. Rowsell

Burton W. Ruder

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Robert M. Levy—Executive Vice President

Judson H. Brooks—Vice President

Anthony P. Coniaris—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary

Kevin G. Grant—Vice President

Thomas E. Herman—Principal Financial Officer

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Treasurer

Matthew A. Logan—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Janet L. Reali—Vice President, Secretary and Chief Legal Officer

Robert A. Taylor—Vice President

Andrew J. Tedeschi—Assistant Treasurer

Edward J. Wojciechowski—Vice President

*  Mr. Friduss retired from the Board of Trustees on December 31, 2014.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our website at oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

oakmark.com 37

oakmark.com